UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.          )

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INTERMOLECULAR, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 10, 2018

Dear Fellow Stockholders:

We are pleased to invite you to our 2018 Annual Meeting of Stockholders, which will take place on Thursday, May 24, 2018 at 9:00 a.m., Pacific Time, at the offices of Latham & Watkins LLP, 140 Scott Drive, Menlo Park, California 94025. Annual meetings play an important role in maintaining communications and understanding among our management, board of directors and stockholders, and we hope you will join us.

On the pages following this letter you will find the Notice of Annual Meeting of Stockholders, which lists the items of business to be considered at the Annual Meeting, and the proxy statement, which describes the items of business listed in the notice and provides other information you may find useful in deciding how to vote.

For our Annual Meeting, we have elected to use the Internet as our primary means of providing our proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send to our stockholders a Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy statement and our 2017 Annual Report to Stockholders, which contains, among other things, our 2017 audited consolidated financial statements, and instructions on how you can vote using the Internet. The Notice of Internet Availability of Proxy Materials also includes instructions on how you can request and receive, free of charge, a printed copy of our proxy materials, including our 2017 Annual Report, notice of our Annual Meeting, our proxy statement and a proxy card. All stockholders who do not receive a Notice of Internet Availability of Proxy Materials will receive a paper copy of the proxy materials, including our 2017 Annual Report, by mail. The electronic delivery of our proxy materials will reduce our printing and mailing costs and minimize the environmental impact of the proxy materials.

If you are a stockholder of record, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote on the matters to be considered at the Annual Meeting if you do not plan to attend in person. If you received a printed copy of our proxy materials, to vote, simply complete, sign and date your proxy card and mail it in the enclosed postage-paid envelope. If your shares are held in "street name" — that is, held for your account by a bank, brokerage firm or other intermediary — you should obtain instructions from the bank, brokerage firm or other intermediary that you must follow for your shares to be voted.

The ability to have your vote counted at the Annual Meeting is an important stockholder right. Regardless of the number of shares you hold, and whether or not you plan to attend the Annual Meeting, we hope that you will promptly cast your vote.

Thank you for your ongoing support and continued interest in Intermolecular.

Sincerely,

/s/ Christian F. Kramer

CHRISTIAN F. KRAMER

President and Chief Executive Officer

INTERMOLECULAR, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on Thursday, May 24, 2018

Notice is hereby given that the 2018 Annual Meeting of Stockholders will be held at the offices of Latham & Watkins LLP, 140 Scott Drive, Menlo Park, California 94025, on Thursday, May 24, 2018 at 9:00 a.m., Pacific Time, for the following purposes:

1.	To elect the three nominees identified in the attached proxy statement as members of our board of directors to serve as Class I directors for a term of three years;
2.	To approve, on a non-binding, advisory basis, the compensation of our named executive officers as described in the attached proxy statement;
3.	To approve, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation of our named executive officers;
4.	To ratify the appointment of Armanino LLP as our independent registered public accounting firm for the year ending December 31, 2018; and
5.	To transact other business, if any, that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

Stockholders of record at the close of business on Thursday, March 29, 2018 are entitled to receive this notice of our Annual Meeting and to vote at the Annual Meeting and at any adjournments of the meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice. This Notice of Annual Meeting, our 2017 Annual Report and our proxy statement and form of proxy are first being made available to stockholders on or about April 10, 2018.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote by telephone or Internet by following the voting procedures described in the Notice of Internet Availability of Proxy Materials or, if you received printed proxy materials and wish to vote by mail, by promptly completing, dating and signing the enclosed proxy card and returning it in the accompanying envelope. If you mail the proxy card in the United States, postage is prepaid. You may revoke your proxy if you decide to attend the Annual Meeting and wish to vote your shares in person.

By Order of the Board of Directors

/s/ Bill Roeschlein

Chief Financial Officer

INTERMOLECULAR, INC.

3011 N. First Street

San Jose, California 95134

PROXY STATEMENT

For our Annual Meeting of Stockholders to be held on May 24, 2018

Intermolecular, Inc., a Delaware corporation (which is referred to as "we," "us," "the company" or "Intermolecular" in this proxy statement), is sending you this proxy statement and proxy card in connection with the solicitation of proxies by our company's board of directors for use at our 2018 Annual Meeting of Stockholders, which will be held on Thursday, May 24, 2018 at 9:00 a.m., Pacific Time, at the offices of Latham & Watkins LLP, 140 Scott Drive, Menlo Park, California 94025. If the Annual Meeting is adjourned for any reason, then the proxies may be used at any adjournments of the Annual Meeting. You may obtain directions to the location of the Annual Meeting by viewing them on our website, ir.intermolecular.com, or by contacting Investor Relations at the contact information listed below.

This Notice of Annual Meeting, this proxy statement, the enclosed proxy card and our 2017 Annual Report on Form 10-K are first being made available to our stockholders on or about April 10, 2018.

Important Notice Regarding the Availability of Proxy Materials for the 2018 Annual

Meeting of Stockholders to be Held on May 24, 2018:

This proxy statement and the 2017 Annual Report are available for viewing, printing and downloading at www.proxyvote.com.

Our 2017 Annual Report is available on the "Investors" section of our website at www.intermolecular.com. Alternatively, if you would like us to send you a copy of our Annual Report, without charge, please contact:

Intermolecular, Inc.

3011 N. First Street

San Jose, California 95134

Attention: Investor Relations

If you would like us to send you a copy of the exhibits listed on the exhibit index of the 2017 Annual Report, we will do so upon your payment of our reasonable expenses for furnishing a requested exhibit.

Certain documents referenced in this proxy statement are available on our website at www.intermolecular.com. We are not including the information contained on our website, or any information that may be accessed by links on our website, as part of, or incorporating it by reference into, this proxy statement.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

At the 2018 Annual Meeting of Stockholders, stockholders will consider and vote on the following matters:

•	The election of the three nominees identified in this proxy statement as members of our board of directors to serve as Class I directors for a term of three years;
•	The approval, on a non-binding, advisory basis, of the compensation of our named executive officers as described in this proxy statement (a "say-on-pay" vote);
•	The approval, on a non-binding, advisory basis of the frequency of holding future say-on-pay votes regarding the compensation of our named executive officers;
•	The ratification of the appointment of Armanino LLP as our independent registered public accounting firm for the year ending December 31, 2018; and
•	The transaction of other business, if any, that may properly come before the Annual Meeting or any adjournment of the meeting.

Who is entitled to vote?

To be able to vote on the above matters, you must have been a stockholder of record at the close of business on March 29, 2018, the record date for the Annual Meeting. The aggregate number of shares entitled to vote at this meeting is 49,601,373 shares of our common stock, which is the number of shares that were issued and outstanding as of the record date.

How many votes do I have?

Each share of our common stock that you owned on the record date entitles you to one vote on each matter that is voted on at the Annual Meeting.

Is my vote important?

Your vote is important regardless of how many shares you own. Please take the time to read the instructions below and vote. Choose the method of voting that is easiest and most convenient for you and, if you vote by mail, please cast your vote as soon as possible.

How may I vote?

Stockholder of Record (Shares Registered in Your Name):    If you are a stockholder of record, which means that your shares are registered in your own name, not in "street name" by a bank, brokerage firm or other intermediary, then you can vote in one of the following four ways:

•

You may vote via the Internet or by phone.  To vote via the Internet or by phone, follow the instructions provided in the Notice of Internet Availability of Proxy Materials. If you vote by telephone or via the Internet, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted by telephone or through the Internet must be received by 11:59 p.m. Eastern Time on May 23, 2018.

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You may vote by mail.  If you have received printed proxy materials by mail and would like to vote by mail, you need to complete, date and sign the proxy card that accompanies this proxy statement and promptly mail it to Broadridge Financial Solutions, Inc. in the enclosed postage-paid envelope so that it is received prior to the Annual Meeting. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our board of directors. Broadridge Financial Solutions, Inc. must receive your proxy card no later than May 23, 2018, the day before the Annual Meeting, for your proxy and your vote to be counted.

•

You may vote in person.  If you plan to attend the Annual Meeting, you may vote by delivering your completed proxy card in person or by completing and submitting a ballot, which will be provided at the meeting.

Beneficial Owner (Shares Held in "Street Name"):   “Street name” refers to when the shares of which you are beneficial owner are registered in the name of your broker, bank or other agent. If the shares you own are held in "street name" by a bank, brokerage firm or other intermediary, then your bank, brokerage firm or other intermediary, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the instructions your bank, brokerage firm or other intermediary provides you. Many banks, brokerage firms and other intermediaries also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your bank, brokerage firm or other intermediary.

If you are the beneficial owner of shares held in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. "Broker non-votes" are shares that are held in "street name" by a bank, brokerage firm or other intermediary that indicates on its proxy that it does not have discretionary authority to vote on a particular matter. Such broker non-votes occur when a beneficial owner of shares held in “street name” do not give instructions to the broker or nominee holding the shares as to how to vote on matters that are deemed non-routine. If you own shares through a nominee, such as a broker, but you do not give instructions to your broker, the broker will be able to vote your shares with respect to certain "routine" items, but will not be allowed to vote your shares with respect to certain "non-routine" items and your shares will be treated as "broker non-votes."

The proposal to elect the three nominees to serve as Class I directors, the say-on-pay vote and the frequency vote are considered to be non-routine items under applicable rules, which means that if you do not give instructions to your broker, your broker will not be able to vote your shares in its discretion on these proposals and your shares will be treated as "broker non-votes." We urge you to provide voting instructions to your broker so that your votes may be counted.

The proposal to ratify the appointment of Armanino LLP as our independent registered public accounting firm for the year ending December 31, 2018 is considered to be a routine item under applicable rules. Accordingly, your bank, brokerage firm or other intermediary may exercise its discretionary authority with respect to this proposal if you do not provide voting instructions.

If you wish to attend the Annual Meeting to personally vote your shares held in "street name," you will need to obtain a proxy card from the holder of record (i.e., your bank, brokerage firm or other intermediary).

May I change my vote after I have mailed my proxy card?

Yes. If you are a stockholder of record, you may change your vote and revoke your earlier proxy at any time before it is exercised by taking one of the following actions:

•	signing and returning another proxy card with a later date;
•	giving our corporate secretary a written notice that you want to revoke your proxy; or
•	attending the meeting, notifying our corporate secretary that you are present and then voting in person.

Your attendance at the meeting alone will not revoke your proxy.

If you own shares in "street name," your bank, brokerage firm or other intermediary should provide you with appropriate instructions for changing your vote.

What constitutes a quorum?

In order for business to be conducted at the Annual Meeting, our bylaws require that a quorum must be present. A quorum consists of the holders of a majority of the shares of our common stock issued and outstanding and entitled to vote at the meeting, that is, at least 24,800,687 shares.

Shares of our common stock present in person or represented by proxy (including shares that reflect abstentions, "broker non-votes" and votes withheld for director nominees) will be counted for the purpose of determining whether a quorum exists.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

What vote is required for each item?

Election of Directors (Proposal 1):    The director nominees identified in this proxy statement receiving a plurality, or the highest number, of votes cast at the Annual Meeting, regardless of whether that number represents a majority of the votes cast, will be elected. Neither abstentions nor broker non-votes will be counted in determining which nominees have received a plurality of votes cast since neither represents votes cast for or against a candidate.

Advisory Say-on-Pay Vote (Proposal 2):    The affirmative vote of a majority of the votes cast by the holders of all of the shares of our common stock present or represented at the Annual Meeting and voting affirmatively or negatively on this proposal is needed to approve, on an advisory basis, the compensation of our named executive officers, as set forth in this proxy statement. Neither abstentions nor broker non-votes will have an effect on the outcome of this proposal because approval of this proposal is based solely on the number of votes cast affirmatively or negatively. Although the outcome of this say-on-pay vote is non-binding and advisory, the compensation committee of the board of directors will review and consider the outcome of this vote when making future compensation decisions for our named executive officers.

Advisory frequency vote (Proposal 3):    The option (every one year, two years or three years) that receives the affirmative vote of a majority of the votes cast by the holders of all of the shares of common stock present or represented at the Annual Meeting and voting affirmatively or negatively on the frequency of say-on-pay vote will be the frequency recommended by stockholders for future say-on-pay votes, unless none of the frequency options receives a majority vote, in which case the option that receives the highest number of votes will be considered to be the frequency recommended by stockholders. Neither abstentions nor broker non-votes will have an effect on the outcome of this proposal because approval of this proposal is based solely on the number of votes cast affirmatively or negatively. Although the outcome of this frequency vote is non-binding and advisory, the compensation committee of the board of directors will review and consider the outcome of this vote when making future decisions about the frequency of the advisory vote on the compensation of our named executive officers.

Ratification of the Appointment of Armanino LLP (Proposal 4):    The affirmative vote of a majority of the votes cast by the holders of all of the shares of our common stock present or represented at the Annual Meeting and voting affirmatively or negatively on the proposal is needed to ratify the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Neither abstentions nor broker non-votes will have an effect on the outcome of this proposal because approval of this proposal is based solely on the number of votes cast affirmatively or negatively.

How will votes be counted?

Each share of common stock voted at the Annual Meeting will be counted as one vote. Shares will not be voted in favor of a matter, and will not be counted as voting on a particular matter, if either (1) the holder of the shares withholds authority in the proxy card to vote for a particular director nominee or nominees or abstains from voting on a particular matter, or (2) the shares constitute "broker non-votes."

Who will count the votes?

Broadridge Financial Solutions, Inc. will count, tabulate and certify the votes. A representative of Broadridge will serve as the inspector of elections at the Annual Meeting.

How does the board of directors recommend that I vote on the proposals?

Our board of directors recommends that you vote:

•	FOR Proposal 1—to elect the nominees identified in this proxy statement as Class I directors;
•	FOR Proposal 2—to approve, on a non-binding, advisory basis, the compensation of our named executive officers as described in this proxy statement;
•	FOR Proposal 3—to vote to approve, on a non-binding, advisory basis, for future say-on-pay votes to occur EVERY ONE YEAR; and
•	FOR Proposal 4—to ratify the appointment of Armanino LLP as our independent registered public accounting firm for the year ending December 31, 2018.

Will any other business be conducted at the Annual Meeting or will other matters be voted on?

We are not aware of any other business to be conducted or matters to be voted on at the Annual Meeting. If any other matter properly comes before the meeting, the persons named in the proxy card that accompanies this proxy statement will exercise their judgment in deciding how to vote, or otherwise act, at the meeting with respect to that matter or proposal with respect to the shares they have authority to vote.

Where can I find the voting results?

We will report the voting results from the Annual Meeting in a Current Report on Form 8-K, which we expect to file with the Securities and Exchange Commission, or the SEC, within four business days after the Annual Meeting.

May I recommend a candidate for Intermolecular's board of directors?

Yes. Stockholders may recommend director candidates for consideration by the nominating and corporate governance committee of our board of directors by sending a written notice to our corporate secretary at the address under "How and when may I submit a stockholder proposal for the 2019 annual meeting?" below. If a stockholder would like a candidate to be considered for inclusion in the proxy statement for our 2019 annual meeting, the stockholder must follow the procedures for stockholder proposals outlined immediately below under "How and when may I submit a stockholder proposal for the 2019 annual meeting?" You can find more detailed information on our process for selecting board members and our criteria for board nominees in "BOARD OF DIRECTORS, CORPORATE GOVERNANCE AND RELATED MATTERS—Director Nomination Process" below and in the Corporate Governance Guidelines posted on the "Investors" section of our website, www.intermolecular.com.

Alternatively, our bylaws provide that stockholders may nominate director candidates for consideration at the 2019 annual meeting directly without approval of the nominating and corporate governance committee. In order to nominate candidates directly, stockholders must follow the procedures outlined in "How and when may I submit a stockholder proposal for the 2019 annual meeting?" immediately below.

How and when may I submit a stockholder proposal for the 2019 annual meeting?

If you are interested in submitting a proposal or information about a proposed director candidate for inclusion in the proxy statement for our 2019 annual meeting, you must follow the procedures outlined in Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or the Exchange Act. To be eligible for inclusion in the proxy statement, we must receive your stockholder proposal or information about your proposed director candidate at the address noted below no later than December 7, 2018.

If you wish to present a proposal or a proposed director candidate at the 2019 annual meeting, but do not wish to have the proposal or director candidate considered for inclusion in the proxy statement and proxy card, you must also give written notice to our corporate secretary at the address noted below. We must receive this required notice by February 15, 2019, but no sooner than January 16, 2019. However, if the 2019 annual meeting is held before April 15, 2019 or after July 14, 2019, then we must receive the required notice of a proposal or proposed director candidate no earlier than the 120th day prior to the 2019 annual meeting and no later than the close of business on the later of (1) the 90th day prior to the 2019 annual meeting, or (2) the 10th day following the date on which notice of the date of the 2019 annual meeting was mailed or public disclosure was made, whichever occurs first.

Any proposals, notices or information about proposed director candidates should be sent to:

Intermolecular, Inc.

3011 N. First Street

San Jose, California 95134

Attention: Corporate Secretary

Who bears the costs of soliciting these proxies?

We will bear the costs of soliciting proxies. We are soliciting proxies for the Annual Meeting by mailing this proxy statement and accompanying materials to our stockholders. We are also soliciting proxies in the following ways:

•	Our directors, officers and employees may, without additional pay, solicit proxies by telephone, facsimile, email and personal interviews.
•

We will request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to the persons for whom they hold shares and request instructions for voting the proxies. We will reimburse the brokerage houses and other persons for their reasonable expenses in connection with this distribution.

Who should I contact if I have any questions?

If you have any questions about the Annual Meeting or your ownership of our common stock, please contact Investor Relations at the contact information identified on page 1 of this proxy statement.

What is "householding" and how may I receive my own separate copy of the proxy statement or annual report?

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

At the present time, Intermolecular does not "household" for any of our stockholders of record. However, if you hold shares of common stock in street name, your bank, broker or other nominee may be householding our proxy materials this year. Once you have received notice from your bank, broker or other nominee that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you only received a single set of proxy materials and would like to receive a separate set of materials, direct your written request to Broadridge Financial Solutions, at Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York, 11717, or by telephone at 1-800-542-1061 and an additional set of materials will promptly be delivered to you. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report in the future, please notify your bank, broker or other nominee. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications in the future should contact their bank or broker.

Implications of being a “smaller reporting company.”

We are a smaller reporting company as defined in Regulation S-K, and as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements.

BOARD OF DIRECTORS, CORPORATE GOVERNANCE AND RELATED MATTERS

Our Board of Directors

In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, each of which consists, as nearly as possible, of one-third of the total number of directors constituting our entire board of directors and each of whose members serve for staggered three year terms. As a result, only one class of our board of directors is elected each year. The members of the classes are divided as follows:

•	the Class I directors are Marvin D. Burkett, Christian F. Kramer and Jonathan B. Schultz, and their terms expire at the conclusion of this annual meeting;
•	the Class II directors are Irwin Federman, Kenneth H. Traub and Adam Scheer, and their terms expire at the conclusion of the annual meeting of stockholders to be held in 2019; and
•	the Class III directors are Bruce M. McWilliams, George M. Scalise and Matthew S. Furnas, and their terms expire at the conclusion of the annual meeting of stockholders to be held in 2020.

Upon the expiration of the term of a class of directors, directors in that class are eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.  The board of directors has nominated Marvin D. Burkett, Christian F. Kramer and Jonathan B. Schultz to stand for election as Class I directors at this annual meeting.

Below is information about each member of our board of directors, including nominees for election as Class I directors. This information includes each director's age as of March 31, 2018 and length of service as a director of Intermolecular, his principal occupation and business experience for at least the past five years, and the names of other publicly held companies of which he has served as a director during at least the past five years.

In addition to the information presented below regarding each director's specific experience, qualifications, attributes and skills that led our board of directors to the conclusion that he should serve as a director, we also believe that each of our directors has a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment to service.

There are no family relationships among any of our directors, nominees for director and executive officers.

Director Nominees with Terms Expiring in 2021 (Class I Directors)

Marvin D. Burkett, age 75, has served as a member of our board of directors since June 2011. A 40-year veteran of the semiconductor industry, Mr. Burkett brings to our board of directors years of experience with global semiconductor and personal computing companies, as well as in-depth knowledge of public company financial and accounting principles. He served as the Chief Financial Officer and Chief Administrative Officer of Nvidia Corporation from 2001 until his retirement in 2009. Mr. Burkett also served at Advanced Micro Devices, Inc. from 1972 until 1998, first as corporate controller and then as the Chief Financial Officer and Chief Administrative Officer. Previously, he worked at the Semiconductor Division of Raytheon Company. Mr. Burkett previously served as a member of the board of directors of Entegris, Inc., Audience, Inc., and NetLogic Microsystems, Inc. Mr. Burkett holds a B.S. degree and an M.B.A. from the University of Arizona.

Christian F. Kramer, age 56, has served as our president and chief executive officer since August 2016 and as a board member since December 2016. Mr. Kramer brings to our board of directors substantial leadership experience in the semiconductor industry. Mr. Kramer most recently served as Chief Commercial Officer and Senior Vice President and General Manager of Electronic Materials of Entegris, since its acquisition of ATMI in 2014. Mr. Kramer joined ATMI in 2010 as Senior Vice President of Materials Solutions and, in 2013, was promoted to manage ATMI's microelectronics materials business as its General Manager. Prior to joining ATMI, Mr. Kramer was Vice President, Global Strategic Account Management, for Tokyo Electron America.   Mr. Kramer holds a B.S.

in general engineering/physical science from the United States Naval Academy and served in the United States Navy as a Surface Warfare Officer for seven years after receiving his degree and commission.

Jonathan B. Schultz, age 53, has served as a member of our board of directors since February 2018. Mr. Schultz brings to our board of directors substantial business experience. Mr. Schultz has been the managing principal of Onyx Equities, LLC, a leading real estate investment and property services firm specializing in acquiring and managing commercial properties, since he co-founded it in 2005. Mr. Schultz also has served on the board of trustees of the Riverview Medical Center Foundation since 2014. Mr. Schultz earned a Bachelor in Arts and Sciences in economics from Syracuse University.

Directors Whose Terms Expire in 2019 (Class II Directors)

Irwin Federman, age 82, has served as a member of our board of directors since June 2005. Mr. Federman brings to our board of directors an extensive knowledge of the semiconductor industry, as well as public company governance experience. Mr. Federman is currently a senior advisor to U.S. Venture Partners, a venture capital firm, and served as a managing member of U.S. Venture Partners from April 1990 to September 2015. Mr. Federman was President and Chief Executive Officer of Monolithic Memories, Inc., a semiconductor company, from 1979 to 1987. Mr. Federman also serves on the board of directors for each of Check Point Software Technologies Ltd., a security software company, Mellanox Technologies, Ltd., a supplier of interconnect integrated circuits and systems, ON24, Inc., a cloud-based webcasting communications platform company, Silego Technology, Inc., a fabless semiconductor company, and SupplyFrame, Inc., a provider of sales and marketing solutions for the electronics industry. Mr. Federman holds a B.S. in Economics from Brooklyn College and was awarded an Honorary Doctorate of Engineering Science from Santa Clara University.

Kenneth H. Traub, 56, has served as a member of our board of directors since June 2016. Mr. Traub brings to our board of directors extensive leadership and investment experience in the technology industry and broad experience in serving on other boards of direcotrs of companies in a range of industries. Mr. Traub has served as a Managing Partner of Raging Capital Management, LLC (“Raging Capital”), a diversified investment firm since December 2015.  From 2009 through 2015, Mr. Traub was President and Chief Executive Officer of Ethos Management LLC.  From 1999 until its acquisition by JDS Uniphase Corp. (“JDSU”) in 2008, Mr. Traub served as President and Chief Executive Officer of American Bank Note Holographics, Inc. (“ABNH”), a leading global supplier of optical security devices for the protection of documents and products against counterfeiting. Following the sale of ABNH, he served as Vice President of JDSU, a global leader in optical technologies and telecommunications.  In 1994, Mr. Traub co-founded Voxware, Inc., a pioneer in voice over Internet protocol communication technologies, and served as its Executive Vice President and Chief Financial Officer through 1998.  From 1988 to 1994, he served as Vice President of Trans-Resources, Inc., a multi-national holding company and investment manager.  Mr. Traub currently serves on the boards of directors of the following public companies: (i) as Chairman of DSP Group, Inc., a leading global provider of wireless chipset solutions for converged communications and (ii) Gulfmark, Inc., a global provider of vessels for the offshore drilling industry.  He previously served on the boards of directors of (i) Phoenix Technologies, Inc., a supplier of the basic input-output system for the personal computer industry, from 2009 until the company was sold in 2010, (ii) iPass, Inc., a provider of mobility services for Enterprises and Carriers, from 2009 to 2013, (iii) MIPS Technologies, Inc., a leading provider of industry standard processor architectures and cores, from 2011 until the company was sold in 2013, (iv) Xyratex Limited, a leading supplier of data storage technologies, from 2013 until the company was sold in 2014, (v) Vitesse Semiconductor Corporation, a leading supplier of integrated circuit solutions for next-generation carrier and enterprise networks, from 2013 until the company was sold in 2015, (vi) Athersys, Inc., a biotechnology company engaged in the discovery and development of therapeutic product candidates from 2012 to 2016, (vii) A. M. Castle & Co., a specialty metals and plastics distribution company from 2014 to 2016, (viii) as Chairman of the board of MRV Communications, Inc., a provider of packet and optical communications network equipment, from 2011 until the company was sold in 2017, and (ix) IDW Media Holdings, a diversified media company, from 2015 to 2018.  He also served as the Chairman of the Board of the New Jersey chapter of the Young Presidents Organization in 2010 and 2011 and on the board of the New Jersey chapter of the World Presidents Organization since 2012.  Mr. Traub received a BA from Emory College and an MBA from Harvard Business School.

Adam Scheer, age 46, has served as a member of our board of directors since February 2018. Mr. Scheer brings to our board of directors extensive operational and management experience in the semiconductor industry.

Mr. Scheer has been the President of SecureRF Corporation, a leading provider of quantum-resistant authentication and identification cryptograhic tools for low-resource processors, since October 2017. Prior to joining SecureRF, Mr. Scheer was the Chief Operating Officer of MRV Communications and served a key member of the team that drove MRV’s sale to Adva Optical Networking SE. Prior to joining MRV in October 2015, Mr. Scheer served as the Vice President of Marketing and Product Management for the Optical Security and Performance Products group of Viavi Solutions, Viavi’s thin film coatings group. Over the course of nearly 15 years with Viavi Solutions and its predecessor companies, Mr. Scheer served in senior marketing, strategy, corporate development, sales and product management roles. Mr. Scheer earned a Bachelors in Arts in History from Williams College and a Master in Business Administration in Management from New York University’s Stern School of Business.

Directors Whose Terms Expire in 2020 (Class III Directors)

Bruce M. McWilliams, age 61, has served as a member of our board of directors since March 2005 and brings to our board of directors broad experience in the electronics manufacturing and clean technology sectors, as well as extensive management experience. Dr. McWilliams is currently Chief Executive Officer of Bossanova, a robotics company serving the retail market. Dr. McWilliams served as our Executive Chairman from August 2016 to March 2017, President and our Chief Executive Officer from October 2014 to August 2016. Previously, Dr. McWilliams served as Chief Executive Officer of SuVolta, Inc., a developer of low-power, high-performance integrated circuit technology, from June 2009 to October 2014. Dr. McWilliams also served as a director of Tessera Technologies, Inc. from 1999 to January 2011, where he previously served as its Chief Executive Officer from June 1999 to September 2008 and Chief Strategic Officer from September 2008 to March 2009. Dr. McWilliams also founded and served as Chief Executive Officer of SVision LLC, a silicon chip-based display company, from 1996 to 1999. His management experience also includes serving as Senior Vice President at Flextronics International Ltd. (Flextronics) from 1995 to 1996, a position he assumed upon Flextronics' acquisition of nCHIP, Inc., a multi-chip module packaging company that he co-founded and led as Chief Executive Officer from 1989 to 1995. He currently serves as a member of the board of directors for Inphi Corporation, a semiconductor packaging company, and NovaTorque, Inc., a magnet motor design company. Dr. McWilliams is also a trustee of Carnegie Mellon University and a member of its advisory boards for Physics and Human and Computer Interaction. Dr. McWilliams holds B.S., M.S. and Ph.D. degrees in physics from Carnegie Mellon University.

George M. Scalise, age 83, has served as a member of our board of directors since December 2004. Mr. Scalise brings to our board of directors extensive knowledge of the semiconductor industry. Mr. Scalise served as President of the Semiconductor Industry Association, or SIA, an association of semiconductor manufacturers and suppliers, from June 1997 to December 2010. Mr. Scalise previously worked at Apple Computer, Inc., where he served as Executive Vice President and Chief Administrative Officer from March 1996 to June 1997, and has also held executive management positions at National Semiconductor Corporation, Maxtor Corporation, Advanced Micro Devices, Inc., Fairchild Semiconductor Corporation and Motorola Semiconductor. Mr. Scalise was Chairman of the Board of the Federal Reserve Bank of San Francisco from May 2003 to December 2005 and served on the Federal Reserve Bank of San Francisco board of directors from January 2000 to December 2005 and also served on President George W. Bush's Council of Advisors on Science and Technology from 2001 to 2008. Mr. Scalise also served on the California Council on Science and Technology and was a member of the Joint High-Level Advisory Panel of the United States-Israel Science and Technology Commission, and chaired the Secretary of Energy Advisory Board at the U.S. Department of Energy. Mr. Scalise previously served on the board of directors for Cadence Design Systems, Inc., ATMI, Inc. and MindTree, Ltd.  Mr. Scalise holds a B.S. in mechanical engineering from Purdue University, and is a graduate of the Stanford Law School's Directors' College.

Matthew S. Furnas, age 30, has served as a member of our board of directors since March 2017. Mr. Furnas brings to our board of directors extensive investment experience in a range of industries. During his career, Mr. Furnas has developed expertise in analyzing and performing due diligence on companies in a wide array of industries through public and private equity investments. Mr. Furnas has been a Senior Analyst at Raging Capital Management, LLC (“Raging Capital”), a diversified investment firm, since 2010. He received a B.S. in Business Administration from Olin Business School at Washington University in St. Louis.

Director Independence

As required under the Nasdaq Marketplace Rules, independent directors must comprise a majority of a listed company's board of directors, as affirmatively determined by the board of directors. In addition, Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed company's audit, compensation and nominating and governance committees be independent. Our board of directors consults with our counsel to ensure that the board of directors’ determinations are consistent with all relevant securities and other laws and regulations regarding the definition of "independent" in each circumstance, including those set forth in pertinent listing standards of the Nasdaq Marketplace Rules, as in effect from time to time.

Consistent with these considerations, in March 2018, our board of directors undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our board of directors has determined that none of Messrs. Burkett, Federman, Furnas, Scalise, Schultz, Scheer or Traub, representing seven of our nine directors and director nominees, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each of these persons is "independent" as that term is defined under the Nasdaq Marketplace Rules. Our board of directors also determined that Messrs. Burkett, Scalise and Furnas, who comprise our audit committee, Messrs. Federman, Burkett and Traub, who comprise our compensation committee, and Messrs. Scalise, Federman and Traub, who comprise our nominating and corporate governance committee, satisfy the independence standards for those committees established by applicable SEC rules and the Nasdaq Marketplace Rules. In making this determination, our board of directors considered the relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and any relationships summarized below under the heading "Transactions with Related Persons" that may pertain to each such director. Dr. McWilliams is not considered independent because he has been an employee of the Company within the previous three years. Mr. Kramer is not considered independent because he is an employee of the Company.

As required under the Nasdaq Marketplace Rules, our independent directors meet in executive sessions at which only independent directors are present.

Board Leadership Structure and Risk Oversight

Dr. McWilliams currently serves as Chairman of the board of directors.  In addition, Mr. Scalise was appointed Lead Independent Director in May of 2016.  Christian “Chris” F. Kramer joined the company in August of 2016 as President and Chief Executive Officer and joined the board of directors in December 2016.   At present, we have determined that the leadership structure of having the separate positions of chairman, lead independent director and chief executive officer is appropriate and provides an efficient distribution of responsibilities given our current business climate.

Our Board acknowledges that no single leadership model is right for all companies at all times. As such, our Board periodically reviews its leadership structure and may, depending on the circumstances, including our size, resources and operations, choose a different leadership structure in the future.

While our board is ultimately responsible for risk oversight, our board committees assist the board in fulfilling its oversight responsibilities in certain areas of risk. In particular, our audit committee focuses on financial risk, including internal controls. Our nominating and corporate governance committee focuses on the management of risks associated with independence of the board, potential conflicts of interest and corporate governance. Finally, our compensation committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs.

Committees of our Board of Directors

Our board of directors has an audit committee, a compensation committee, a nominating and corporate governance committee, a strategy committee and a strategic alternatives committee. Each of these committees operates under a charter that has been approved by our board of directors. Current copies of each committee's charter, other than the strategy committee and the strategic alternatives committee, are posted on the "Investors" section of our website, www.intermolecular.com. The composition and functioning of all of our committees comply with all applicable requirements of the Sarbanes-Oxley Act of 2002, the Nasdaq Marketplace Rules, and SEC rules and regulations. The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors.

Audit Committee

Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, the audit committee: appoints the independent registered public accounting firm; evaluates the independent registered public accounting firm's qualifications, independence and performance; determines the engagement of the independent registered public accounting firm; reviews and approves the scope of the annual audit and the audit fee; discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly consolidated financial statements; approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on our engagement team as required by law; reviews our consolidated financial statements and our management's discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC; reviews our critical accounting policies and estimates; and annually reviews the audit committee charter and the committee's performance, which is included below under "AUDIT-RELATED MATTERS-Audit Committee Report."

The members of our audit committee in 2017 were Messrs. Burkett, Scalise and Furnas.  Mr. Burkett serves as the chairman of the committee. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and The Nasdaq Stock Market. Our board of directors has determined that Mr. Burkett is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of The Nasdaq Stock Market. Each of the members of our audit committee qualifies as an independent director under the applicable rules and regulations of the SEC and The Nasdaq Stock Market relating to audit committee independence. The audit committee operates under a written charter that satisfies the applicable standards of the SEC and The Nasdaq Stock Market.

Our audit committee met seven times during 2017.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee. For more information regarding our audit committee, see "AUDIT-RELATED MATTERS" below.

Compensation Committee

Our compensation committee reviews and recommends policies relating to the compensation and benefits of our officers and employees. The compensation committee reviews and approves corporate goals and objectives relevant to the compensation of our chief executive officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, and sets the compensation of these officers based on such evaluations. The compensation committee also approves grants of stock options and other equity awards under our equity compensation plans. The compensation committee reviews and evaluates, at least annually, the performance of the compensation committee and its members, including compliance of the compensation committee with its charter.

The members of our compensation committee in 2017 were Messrs. Federman, Burkett and Traub.  Mr. Federman serves as the chairman of the committee. Each of the members of our compensation committee is a non-employee and independent under the applicable rules and regulations of the SEC and The Nasdaq Stock Market, respectively, relating to compensation committee independence. The compensation committee operates under a written charter.

Our compensation committee met six times during 2017.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for making recommendations to our board of directors regarding candidates for directorships, and the size and composition of our board of directors and standing committees. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to our board of directors concerning governance matters. The Nominating and Corporate Governance Committee operates under a written charter.

The members of our nominating and corporate governance committee in 2017 were Messrs. Scalise, Burkett and Traub. Mr. Scalise serves as the chairman of the committee.  Each of the members of our nominating and corporate governance committee is an independent director under the applicable rules and regulations of the SEC and The Nasdaq Stock Market relating to nominating and corporate governance committee independence.

Our nominating and corporate governance committee met two times during 2017.

The processes and procedures followed by our nominating and corporate governance committee in identifying and evaluating director candidates are described below under the heading "Director Nomination Process."

Strategic Alternatives Committee

The strategic alternatives committee is responsible for assessing strategic alternatives and opportunities for the Company. The current members of the strategic alternatives committee are Messrs. Burkett, Federman, Scalise and Traub. Mr. Traub serves as the chairman of the committee.

The strategic alternatives committee met two times during 2017.

Board Meetings and Attendance

Our board met 11 times during 2017. During 2017, each incumbent director attended at least 75% of the aggregate of the number of board meetings and the number of meetings held by all committees on which he then served.

Director Attendance at Annual Meeting

Members of our board, and nominees for director, are encouraged to attend our annual meetings of stockholders.  All of the members of the board attended our 2017 annual meeting of stockholders.

Director Compensation

We maintain a non-employee director compensation program that is intended to fairly compensate our non-employee directors for the time and effort necessary to serve on our board of directors. In structuring compensation arrangements for non-employee directors, the compensation committee took into account our need to attract and retain high-quality directors by offering compensation packages competitive with those of companies of similar size, in similar industries or markets and at the same stage of maturity as our company.

In accordance with this program, our non-employee directors are entitled to receive annual cash retainers of $35,000. In addition, (i) non-employee directors who serve as chairs of the audit, compensation and nominating and corporate governance committees receive additional annual cash retainers of $20,000, $10,000 and $7,500,respectively, (ii) non-employee directors who serve as non-chair members of the audit, compensation and nominating and corporate governance committees receive additional annual cash retainers of $7,500, $5,000 and $2,500, respectively, (iii) members of the strategy committee receive $1,000 per meeting, and (iv) the lead independent director receives an additional annual cash retainer of $20,000. All cash retainers and meeting fees are paid quarterly in arrears.

Under our director compensation program, each of our non-employee directors also receives an initial option award upon their appointment to our board of directors and, for our non-employees that have served on our board of directors for at least six months prior to the date of the annual meeting, an annual option award on the date of our annual meeting of stockholders.  In 2017, in accordance with this program, Mr. Furnas received an initial option to purchase 75,000 shares of our common stock when he joined our board of directors. Each other non-employee director was granted an option to purchase 25,000 shares of our common stock on the date of our annual meeting of our stockholders (provided that the non-employee director has served on our board of directors for at least six months prior to the date of the annual meeting). Mr. Furnas’ stock option grant vests as to 25% of the underlying shares on each of the first four anniversaries of the grant date, subject to his continued service through the applicable vesting date. Each annual stock option grant vests in full on the earlier to occur of the first anniversary of the applicable grant date or the date of the annual meeting of our stockholders immediately following the applicable grant date, in each case, subject to the non-employee director’s continued service with the company through the applicable vesting date. Each initial stock option grant and annual stock option grant automatically vest in full and become exercisable immediately prior to a “change in control” of the company (as defined in our 2011 Incentive Award Plan).

In 2017, we also reimbursed each of our non-employee directors for reasonable travel expenses incurred in connection with attendance at board of directors and committee meetings.

The following table sets forth information regarding compensation earned by our non-employee directors during the year ended December 31, 2017.  Mr. Kramer’s and Dr. McWilliams’ compensation, including for Dr. McWilliams, compensation received for his services as a director, is reported in the Summary Compensation Table, below.  Mr. Kramer did not receive any separate compensation for his service as a director. Messrs. Scheer and Schultz joined our board in February 2018.

	Fees Paid or Earned	Option Awards	Total
Name	in Cash ($)	($) (1)	($)
Marvin D. Burkett	61,375	10,828	72,203
Irwin Federman	47,625	10,828	58,453
Matthew S. Furnas(2)	32,875	38,925	71,800
George M. Scalise	72,000	10,828	82,828
Kenneth H. Traub(3)	45,750	10,828	56,578
Wilbert Van den Hoek(4)	7,917	—	7,917

(1)

Amounts reported reflect the grant date fair value of stock options granted in 2017, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or ASC Topic 718, rather than the amounts realized by the non-employee director. The assumptions used to calculate the value of all stock options granted to non-employee directors are set forth in Note 6 to our consolidated financial statements included in our 2017 Annual Report on Form 10-K filed with the SEC on March 2, 2018. As of December 31, 2017, Messrs. Burkett, Federman, Furnas, McWilliams, Scalise and Traub held options to purchase 117,500, 105,000, 75,000, 2,010,000, 105,000 and 100,000 shares, respectively, of our common stock.

(2)	Mr. Furnas joined our board in March 2017. At Mr. Furnas’ request, his annual cash retainer is paid directly to Raging Capital Management, LLC.
(3)	At Mr. Traub’s request, his annual cash retainer is paid directly to Raging Capital Management, LLC.
(4)	Mr. Van den Hoek resigned from our board on February 23, 2017.

Director Nomination Process

Our nominating and corporate governance committee is responsible for reviewing with the board of directors, on at least an annual basis, the appropriate characteristics, skills and experience required for the board of directors as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the nominating and corporate governance committee, in recommending candidates for election, and the board of directors, in approving (and, in the case of vacancies, appointing) such candidates, takes into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today's business environment; experience relevant to our industry and with relevant social policy concerns; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of our operations; practical and mature business judgment, including ability to make independent analytical inquiries; diversity of personal background, perspective and experience; promotion of a diversity of business or career experience relevant to the success of the company; and any other relevant qualifications, attributes or skills. The board evaluates each individual in the context of the board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the nominating and corporate governance committee may consider the director's past attendance at meetings and participation in and contributions to the activities of the board. The nominating and corporate governance committee may decide to retain an executive search firm to identify director candidates, and if so, will identify the search firm and approve the search firm's fees and other retention terms and will specify for the search firm the criteria to use in identifying potential candidates, consistent with the director qualification criteria described above.

The nominating and corporate governance committee will also consider director candidates recommended by stockholders. When recommending nominees for election as directors, our nominating and corporate governance committee shall consider candidates proposed by stockholders and shall apply the same criteria, and shall follow substantially the same process in considering them, as it does in considering other candidates. Stockholders nominating director candidates must follow the procedures set forth under "INFORMATION ABOUT THE ANNUAL MEETING AND VOTING—May I recommend a candidate for Intermolecular's board of directors?" and "—How and when may I submit a stockholder proposal for the 2019 annual meeting?"

You can find more detailed information on our process for selecting board members and our criteria for board nominees in the corporate governance guidelines posted on the "Investors" section of our website, www.intermolecular.com.

Communicating with our Board of Directors

Interested persons, including stockholders, may communicate with our board by sending a letter to: Board of Directors, c/o Corporate Secretary, Intermolecular, Inc., 3011 N. First Street, San Jose, California 95134. Our corporate secretary will submit all correspondence to the chairman of the board directors and to any specific director to whom the correspondence is directed.

Other Corporate Governance Matters

We believe in sound corporate governance practices and have adopted formal corporate governance guidelines to enhance our effectiveness. Our board adopted these corporate governance guidelines in order to ensure that it has the necessary practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The corporate governance guidelines are also intended to align the interests of directors and management with those of our stockholders. The corporate governance guidelines set forth the practices our board follows with respect to board and committee composition and selection, board meetings, chief executive officer performance evaluation and management development and succession planning for senior management, including the chief executive officer position. A copy of our corporate governance guidelines is available on our website at ir.intermolecular.com.

We have also adopted a Code of Business Conduct and Ethics, which is applicable to all of our employees, officers and directors, including those officers responsible for financial reporting as required by applicable Nasdaq listing standards, which is a "code of ethics" as defined by applicable SEC rules. The Code of Business Conduct and Ethics is publicly available on our website at ir.intermolecular.com. The Code of Business Conduct and Ethics includes an enforcement mechanism, and if we make any amendments to the Code of Business Conduct and Ethics other than technical, administrative, or other non-substantive amendments, or grant any waivers, including implicit waivers, from a provision of this Code of Business Conduct and Ethics for our directors, executive officers or other principal financial officers, we will disclose the nature of the amendment or waiver, its effective date, and to whom it applies, on our website at ir.intermolecular.com or in a current report on Form 8-K filed with the SEC. There were no waivers of the Code of Business Conduct and Ethics during 2017.

Complete copies of our corporate governance guidelines, Code of Business Conduct and Ethics and the charters for our audit, compensation and nominating and corporate governance committees are available on the "Investors" section of our website, www.intermolecular.com. Alternatively, you may request a copy of any of these documents free of charge by writing to:

Intermolecular, Inc.

3011 N. First Street

San Jose, California 95134

Attention: Investor Relations

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee has at any time during the prior three years been an officer or employee of ours. None of our executive officers currently serves or in the prior three years has served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Compensation Risk Assessment

The compensation committee has assessed our compensation policies and practices and concluded that they do not create risks that are reasonably likely to have a material adverse effect on the company.  In reaching this conclusion, the compensation committee considered various characteristics of our compensation plans and related policies, including but not limited to the following:

•

The mix of fixed (base salary) and variable (annual cash incentive and equity) compensation, including short-term (annual cash incentive) and long-term (equity) incentives, which reduces the significance of any one particular compensation component.

•

The mix of various stock options and restricted stock unit awards that vest over time (generally four years from grant), which discourages unnecessary short-term risk-taking while encouraging retention and focusing employees' attention on longer-term performance.

•

Sales commission programs that are generally subject to annual caps (with the excess rolled forward), which decrease the incentive for an employee to take unnecessary risks to achieve an individual goal.

Executive Compensation Process

The processes and procedures followed by our compensation committee in considering and determining executive compensation are described under “EXECUTIVE COMPENSATION " below.

The compensation committee has the authority to retain compensation consultants and other outside advisors to assist in the evaluation and determination of executive officer compensation. For further information, see “EXECUTIVE COMPENSATION ” below. Additionally, the compensation committee may delegate its authority to one or more subcommittees as it deems appropriate.

Transactions with Related Persons

We describe below transactions, since January 1, 2017, to which we were a party or will be a party, in which:

•	The amounts involved exceeded or will exceed $120,000; and
•	A director, executive officer, holder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

Agreements with Our Stockholders

We have entered into an amended and restated investor rights agreement with certain holders of warrants and common stock, including entities that hold 5% or more of our common stock and/or with which certain of our directors are affiliated. This agreement provides (i) that certain such holders have the right to demand that we file a registration statement, subject to certain limitations, and (ii) that all such holders have the right to request that their shares be covered by a registration statement that we are otherwise filing.

On November 14, 2016, we entered into a governance agreement (the “Governance Agreement”) with Raging Capital Management, LLC (“Raging Capital”), an investment firm that maintains a significant ownership position in our common stock. Under terms of the Governance Agreement, Raging Capital was allowed to nominate one additional director to our board for election at the 2017 annual meeting and was allowed to purchase no more than eight million additional shares as of the date of the agreement, of which 1,205,146 additional shares have been purchased as of the March 29, 2018. Mr. Furnas was Raging Capital’s designee pursuant to the governance agreement, and was appointed to our board of directors in March 2017 and relected at our annual meeting of stockholders in May 2017.

Separate from the Governance Agreement, we agreed to pay Raging Capital the cash director fees earned by Mr. Traub and Mr. Furnas, a partner of and employee at, respectively, Raging Capital.

Indemnification Agreements

Please see below under "EXECUTIVE COMPENSATION-Limitation of Liability and Indemnification" for information on our indemnification arrangements with our directors and executive officers.

Related Person Transaction Policy

Our board of directors has adopted a written related party transaction policy. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Exchange Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, the amount involved exceeds $120,000, and a related party had or will have a direct or indirect material interest. Under the policy, the audit committee is required to review the relevant facts and circumstances of any such transaction, arrangement or relationship, including whether the transaction is on comparable terms to arm's length dealings with third parties, the extent of the related party's interest in the transaction, and the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics. Such transactions, arrangements or relationships may only be consummated or continue if the audit committee approves or ratifies such transaction, arrangement or relationship. If advance approval by the audit committee is not feasible, then management may preliminarily enter into the transaction, arrangement or relationship upon prior approval by the chairman of the audit committee, subject to ratification of the transaction, arrangement or relationship at the audit committee's next regularly scheduled meeting.  No director may participate in approval of a related party transaction for which he or she is a related party.

AUDIT-RELATED MATTERS

Audit Committee Report

The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of Intermolecular under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The following is the report of the audit committee with respect to Intermolecular's audited consolidated balance sheets for the fiscal years ending December 31, 2017 and 2016, and the related consolidated statements of operations, comprehensive loss, and of stockholders' equity, and cash flows for each of the years in the two-year period ended December 31, 2017 and the related notes thereto (together, the "financial statements").

Responsibilities.    The audit committee operates under a written charter adopted by the board of directors. The role of the audit committee is to oversee our financial reporting process on behalf of the board of directors. Our management has the primary responsibility for our financial statements as well as our financial reporting process and principles, internal controls and disclosure controls. The independent auditors, Armanino LLP (Armanino), are responsible for performing an audit of our financial statements and expressing an opinion as to the conformity of such financial statements with U.S. generally accepted accounting principles.

Review with Management.    The audit committee has reviewed and discussed our audited financial statements (including the quality of our accounting principles) with management. Our management is responsible for the preparation, presentation and integrity of our financial statements. Management is also responsible for establishing and maintaining internal controls over financial reporting (as defined in Exchange Act Rule 13a-15(f)) and for evaluating the effectiveness of those internal controls and for evaluating any changes in those controls that will, or is reasonably likely to, affect internal controls over financial reporting. Management is also responsible for establishing and maintaining disclosure controls (as defined in Exchange Act Rule 13a-15(e)) and for evaluating the effectiveness of disclosure controls and procedures.

Review and Discussions with Independent Accountants.    The audit committee has reviewed and discussed our audited financial statements (including the quality of our accounting principles) with Armanino. The audit committee has discussed with Armanino the matters required to be discussed by the Public Company Accounting and Oversight Board (PCAOB) Auditing Standard No. 1301, "Communications with Audit Committees; Related Amendments to PCAOB Standards; and Transitional Amendments to PCAOB AU Section 380," which includes, among other items, matters related to the conduct of the audit of our financial statements. Further, the audit committee reviewed Armanino's Report of Independent Registered Public Accounting Firm included in our Annual Report on Form 10-K related to its audit of the consolidated financial statements.

The audit committee has also received and reviewed the written disclosures and the letter from Armanino required by the applicable requirements of the PCAOB regarding Armanino's communications with the audit committee concerning independence, and has discussed with Armanino its independence from us.

Conclusion.    Based on the review and discussions referred to above, the audit committee recommended to the board of directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Submitted by the Audit Committee of the Board of Directors:

Marvin D. Burkett (Chair)

George M. Scalise

Matthew S. Furnas

Auditor Fees and Services

The following table presents the aggregate fees billed (or expected to be billed) by Armanino LLP, our independent registered public accounting firm, for the years ended December 31, 2017 and 2016, respectively.

Type	2017	2016
Audit Fees (1):	$468,602	$597,508
Audit Related Fees (2):	—	—
Tax Fees (3):	—	—
All Other Fees (4):	—	—
Total Fees:	$468,602	$597,508

(1)

Audit Fees—This category includes the aggregate fees and expenses billed or accrued for each of the last two fiscal years for professional services rendered by the independent auditors for the audit of our annual financial statements and review of financial statements included in our Annual Reports and Quarterly Reports filed with the SEC or services that are normally provided by the accountant in connection with other statutory and regulatory filings or engagements for those fiscal years.

(2)

Audit Related Fees—This category includes the aggregate fees billed in each of the last two fiscal years for services by the independent auditors that are reasonably related to the performance of the audits of the financial statements and are not reported above under 'Audit Fees.'

(3)	Tax Fees—This category includes the aggregate fees billed in each of the last two years for professional services rendered by the independent auditors for tax compliance, tax planning and tax advice.
(4)

All Other Fees—This category includes the aggregate fees billed in each of the last two fiscal years for products and services by the independent auditors that are not reported under 'Audit Fees,' 'Audit Related Fees,' or 'Tax Fees.'

Pre-approval Policies and Procedures

Before an independent registered public accounting firm is engaged by the company or its subsidiaries to render audit or non-audit services, our audit committee must review the terms of the proposed engagement and pre-approve the engagement. Our audit committee may establish policies that allow the audit committee to delegate authority to a member of the audit committee to provide such pre-approvals for audit or non-audit services, provided that such person will be required to report all such pre-approvals to the full audit committee at its next scheduled meeting. In addition, if such policies are established for non-audit services, the audit committee must be informed of each non-audit service provided by the independent registered public accounting firm. Audit committee pre-approval of non-audit services (other than review and attest services) are not required if such services fall within available exceptions established by the SEC. All fees paid to Armanino for audit and non-audit services provided during fiscal years 2017 and 2016 were pre-approved by the audit committee in accordance with the policy described above.

MATTERS TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL 1—ELECTION OF DIRECTORS

Our board of directors is divided into three classes, with one class being elected each year and members of each class holding office for a three-year term. We have three Class I directors, whose terms expire at the conclusion of this Annual Meeting of stockholders; three Class II directors, whose terms expire at the conclusion of the 2019 annual meeting of stockholders; and three Class III directors, whose terms expire at the conclusion of the 2020 annual meeting of stockholders. Our board of directors currently consists of nine members.

At this Annual Meeting, our stockholders will have an opportunity to vote for three nominees for a Class I director:  Marvin D. Burkett, Christian F. Kramer and Jonathan B. Schultz. All three are currently directors of Intermolecular and you can find more information about the nominees in "BOARD OF DIRECTORS, CORPORATE GOVERNANCE AND RELATED MATTERS—Our Board of Directors" above.

The persons named in the enclosed proxy card will vote to elect these three nominees as Class I directors, unless you withhold authority to vote for the election of the nominees by marking the proxy card to that effect. If elected, each of the nominees for a Class I director will hold office until the 2021 annual meeting of stockholders and until his successor is elected and qualified. Each of the nominees has indicated his willingness to serve if elected. However, if any nominee should be unable to serve, the persons named in the proxy card may vote the proxy for a substitute nominee nominated by our board of directors, or our board of directors may reduce the number of directors.

Our board of directors unanimously recommends a vote FOR each of the nominees.

PROPOSAL 2—NON-BINDING, ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS ("SAY-ON-PAY" VOTE)

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, we are asking our stockholders to approve, on a non-binding advisory basis, the compensation paid to our named executive officers as disclosed in “EXECUTIVE COMPENSATION,” the Summary Compensation table and Outstanding Equity Awards table, notes and narrative in this proxy statement for this Annual Meeting.  Our next advisory say-on-pay vote (following the non-binding advisory vote at this Annual Meeting) will occur at our 2019 annual meeting of stockholders.

Summary

The compensation committee of our board of directors maintains an executive compensation program that aligns executive pay with the performance of the company and the individual executives on both short-term and long-term bases, links executive pay with business strategies focused on long-term growth and creating value for our stockholders and uses compensation as a tool to assist the company in attracting and retaining the high-caliber executives that we believe are critical to our success.

We encourage stockholders to review the “EXECUTIVE COMPENSATION” section of this proxy statement, which describes the material aspects of our executive compensation program.

At the Annual Meeting the stockholders will be asked to approve the following resolution:

“RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including in the Executive Compensation section, the compensation tables and the narrative disclosure set forth in the Company’s proxy statement, is hereby APPROVED.”

The vote sought by this proposal is advisory and not binding on the company, our board of directors or the compensation committee. Although the vote is non-binding, the company, our board of directors and the compensation committee value the input of our stockholders, and the compensation committee will consider the outcome of the vote when making future compensation determinations for our named executive officers.

Our board of directors unanimously recommends a vote FOR this proposal.

PROPOSAL 3— NON-BINDING, ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

In accordance with the Dodd-Frank Act, we are providing our stockholders with a non-binding advisory vote on whether future say-on-pay votes should occur every one year, two years or three years.

Summary

        For the reasons described below, we recommend that our stockholders select a frequency of one year, or an annual vote.

        We believe that this frequency is appropriate because it will enable our stockholders to vote, on an advisory basis, on the most recent executive compensation information that is presented in our proxy statement, leading to a more meaningful and coherent communication between Intermolecular and our stockholders on the compensation of our named executive officers. An annual advisory vote on executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices. Additionally, our board of directors’ determination was further based on the premise that this recommendation could be modified in future years if it becomes apparent that an annual frequency vote is not meaningful, is burdensome or is more frequent than dictated by best corporate governance practices.

Recommendation

        Based on the factors discussed above, the board of directors recommends that future say-on-pay votes occur every year until the next advisory frequency vote. Stockholders are not being asked to approve or disapprove our board of directors' recommendation, but rather to indicate their choice among the following frequency options: every year, every two years or every three years, or to abstain from voting.

        Our board of directors unanimously recommends stockholders vote in favor of say-on-pay votes occurring EVERY ONE YEAR.

PROPOSAL 4—RATIFICATION OF THE APPOINTMENT OF ARMANINO LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2018

We are asking stockholders to ratify the appointment of Armanino LLP (“Armanino”) as our independent registered public accounting firm for our current fiscal year.  Unless you indicate otherwise, your proxy will vote FOR the ratification of the appointment of Armanino as our independent registered public accounting firm for the current fiscal year.

The audit committee of our board of directors appoints the independent registered public accounting firm annually.  Although stockholder approval of our audit committee's selection of Armanino is not required by law, we believe that it is advisable to give stockholders an opportunity to ratify this selection. If our stockholders do not ratify this selection, our audit committee will reconsider the selection. Further, even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

We expect that representatives of Armanino will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they wish.

Our board of directors unanimously recommends a vote FOR this proposal.

EXECUTIVE OFFICERS

Below is information about each of our current executive officers. This information includes each officer's age as of March 31, 2018, his position with Intermolecular, the length of time he has held each position and his business experience for at least the past five years. Our board of directors elects our officers annually, and officers serve until they resign or the board of directors terminates their officer appointment. There are no family relationships among any of our executive officers, directors and nominees for director.

Christian F. Kramer, see “Director Nominees With Terms Expiring in 2021 (Class I Directors)” above

Bill Roeschlein, age 48, has served as our Chief Financial Officer and Principal Financial and Accounting Officer since April 2017.  From August 2015 to April 2017, Mr. Roeschlein served as our Vice President of Finance where he was responsible for corporate accounting and financial planning. Prior to joining the Company, and from January 2015 to July 2015 and from May 2010 to December 2012, Mr. Roeschlein was an advisor for high technology companies, including Trident Microsystems, Inc. From January 2013 to December 2014, Mr. Roeschlein served as Chief Financial Officer of Aurora Algae, Inc., a producer of algae-derived products for the nutrition and biofuel markets. From 2008 to 2010, Mr. Roeschlein served as Chief Financial Officer for Power Integrations, Inc., a supplier of high-voltage analog semiconductors for power conversion. From 2006 to 2008, Mr. Roeschlein served as Chief Financial Officer for Selectica, Inc., a provider of cloud-based software solutions. Prior to 2008, Mr. Roeschlein served in various corporate controller and financial management roles at Ultra Clean Technology, Asyst Technologies, Hewlett-Packard and Coopers & Lybrand. Mr. Roeschlein is a Certified Public Accountant (inactive), and has an M.B.A. from Cornell University and a B.A. from the University of California, Los Angeles.

EXECUTIVE COMPENSATION

Introduction

This section discusses the material components of the Company’s executive compensation program for the individuals who were our named executive officers, or “NEOs,” during 2017.  This discussion contains forward looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. As an “smaller reporting company” as defined in Regulation S-K, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies.

Our NEOs for 2017 were determined in accordance with SEC rules and include our executive chairman, our chief executive officer and our principal financial officer as follows:

•	Christian F. Kramer, President and Chief Executive Officer
•	Bill Roeschlein, Senior Vice President and Chief Financial Officer
•	Bruce M. McWilliams, Chairman of the Board of Directors and Former Executive Chairman
•	C. Richard Neely, Jr., Former Senior Vice President and Chief Financial Officer

Effective April 2017, Dr. McWilliams transitioned from the executive chairman to the non-executive chairman role.  In April 2017, Mr. Neely retired and we promoted Bill Roeschlein, who became our Chief Financial Officer in connection with Mr. Neely’s retirement.

Determination of Compensation

Roles of Our Compensation Committee and Chief Executive Officer in Compensation Decisions

Our compensation committee is responsible for overseeing our executive compensation program, as well as determining and approving the ongoing compensation arrangements for our NEOs other than our chairman and our chief executive officer, for whom our compensation committee recommends compensation arrangements to the full board of directors (excluding the executive chairman and our chief executive officer). The compensation committee meets periodically throughout the year to review and consider adjustments (or, with respect to our chairman and our chief executive officer, recommend adjustments), if any, to our NEOs’ compensation, including base salary, annual performance-based cash compensation (bonuses) and long-term incentive compensation (in the form of equity awards). The full board of directors (excluding the chairman and our chief executive officer) is responsible for establishing, reviewing and adjusting compensation for our executive chairman and chief executive officer, generally based on recommendations from our compensation committee.  Accordingly, for 2017, the board of directors determined each individual component of compensation for our chairman and our chief executive officer and the compensation committee determined each individual component of compensation for our other NEOs as part of our annual compensation review.

Our chairman and our chief executive officer evaluates the individual performance and contributions of each other NEO and, at least annually, reports to the compensation committee their recommendations regarding each element of the other NEOs’ compensation.  Neither our chairman nor our chief executive officer participate in any formal discussions with the compensation committee or the board of directors regarding their own compensation.

We do not generally rely on formulaic guidelines for determining the mix or levels of cash and equity-based compensation, but rather maintain a flexible compensation program that allows us to adapt components and levels of compensation to motivate and reward individual NEOs within the context of our desire to attain financial and operational goals. Subjective factors considered by the board of directors and the compensation committee in compensation determinations include each NEO's skills and capabilities, contributions as a member of the executive management team, contributions to our overall performance and whether the total compensation potential and structure is sufficient to retain the NEO when considering the compensation potential that may be available elsewhere.

Competitive Market Data

The market for experienced management is highly competitive in our industry. Our goal is to attract and retain the most highly qualified executives to manage each of our business functions. In doing so, we draw upon a pool of talent that is highly sought after both by large and established technology companies in our geographic area and by other competitive companies in development and early stage phases. Established organizations in our industry seek to recruit top talent from emerging companies in the sector just as smaller organizations look to attract and retain the best talent from the industry as a whole. The competition for technical and non-technical skills is aggressive across our sector, and we expect it to remain aggressive for the foreseeable future.

Our compensation committee, in the case of our NEOs other than our executive chairman and chief executive officer, and the board of directors, in the case of our executive chairman and chief executive officer, make determinations regarding compensation in large part based upon our financial resources, but also consider competitive market data.

2017 Summary Compensation Table

The following table sets forth information concerning the compensation of our NEOs for the years ended December 31, 2017 and December 31, 2016.

						Non-Equity
				Stock	Option	Incentive Plan	All Other
		Salary	Bonus	Awards	Awards	Compensation	Compensation	Total
Name and Position	Year	($)	($) (1)	($) (2)	($) (2)	($)	($) (3)	($)
Christian F. Kramer	2017	425,000	255,000	288,000	88,020	—	—	1,056,020
President and Chief Executive Officer	2016	173,542	35,416	—	708,100	47,458	22,314	986,830
Bill Roeschlein (4)	2017	263,440	81,000	—	119,300		—	463,740
Senior Vice President and Chief Financial Officer	2016	243,448	—	—	27,923	—	—	271,371
Bruce M. McWilliams (5)	2017	216,660	—	—	—	—	225,297	441,957
Non-Executive Chairman of the Board, Former Executive Chairman and Former President and Chief Executive Officer	2016	600,000	—	198,000	—	—	—	798,000
C. Richard Neely, Jr. (6)	2017	89,265	—	—	152,900	—	205,385	447,550
Former Senior Vice President and Chief Financial Officer	2016	300,000	100,000	—	—	—	—	400,000

(1)

Amounts reflect (i) discretionary cash bonuses paid under our annual bonus program for 2017, as described in more detail below under 2017 Annual Bonuses, (ii) a 2016 sign on bonus paid to Mr. Kramer in connection with his employment with us in August 2016 and (iii) a special bonus paid to Mr. Neely as an incentive to continue to provide services to us.

(2)

Amounts reflect the grant date fair value of restricted stock unit awards and stock options, computed in accordance with ASC Topic 718. The assumptions used to calculate the value of all restricted stock unit and stock options granted to NEOs are set forth in Note 6 to our consolidated financial statements included in our 2017 Annual Report on Form 10-K filed with the SEC on March 2, 2018. There can be no assurance that awards will vest or, with respect to stock options, will be exercised (and if the awards do not vest or are not exercised, as applicable, no value will be realized by the individual), or that the value of the stock options upon exercise will approximate the aggregate grant date fair value determined under ASC Topic 718.

(3)

Amounts reflect: (i) for Mr. Kramer, the moving expenses we reimbursed Mr. Kramer in connection with his relocation to the San Francisco Bay Area in August 2016, pursuant to his offer letter, (ii) for Dr. McWilliams, (a) a cash severance payment of $150,000, (b) $27,797 for COBRA healthcare continuation coverage and (c) consulting fees of $47,500 pursuant to the consulting agreement entered into with Dr. McWilliams in connection with his separation of employment with us, and (iii) for Mr. Neely, a cash severance payment of $150,000, (b) $19,385 for COBRA healthcare continuation coverage and (c) $36,000 in consulting fees paid pursuant to a consulting arrangement entered into with him in connection with his separation of employment.

(4)	Mr. Roeschlein was appointed Chief Financial Officer on April 3, 2017.
(5)

Salary amount includes $12,667 in director fees paid to Dr. McWilliams in his role as non-executive chairman of our board of directors. Dr. McWilliams ceased serving as our President and Chief Executive Officer in August 2016, transitioning to the role of Executive Chairman as of such date.  Dr. McWilliams resigned as our Executive Chairman effective April 3, 2017 and he transitioned to serve as a consultant to us until September 2017 in addition to becoming the non-executive chairman of our board of directors.

(6)	Mr. Neely retired effective April 3, 2017.

Narrative to Summary Compensation Table

2017 Base Salaries

The base salary payable to each NEO is intended to provide a fixed and reliable component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Generally, initial base salary amounts were established at the time of hiring based on consideration of, among other factors, the scope of the NEO’s responsibilities, level of experience and the compensation committee’s general knowledge of the competitive market, including its experience with other companies and our industry and comparative market data.

The initial base salaries of our NEOs were established through arms-length negotiations, including Mr. Kramer’s base salary and Mr. Roeschlein’s base salary in connection with their commencement of employment in August 2016 and April 2017, respectively.  The base salaries of our NEOs are reviewed annually by the compensation committee or, in respect of Mr. Kramer and Dr. McWilliams, our full board of directors (other than Mr. Kramer and Dr. McWilliams) and merit salary increases are made as deemed appropriate

The base salaries for our NEOs are set forth in the table below and the total base salaries paid to our NEOs in 2017 are set forth below in the “Summary Compensation Table.”

	Base Salary	Base Salary
NEO	2017	As of January 1, 2018
Christian F. Kramer	$425,000	$446,250
Bill Roeschlein	$270,000	$283,500
Bruce M. McWilliams	$600,000	—
C. Richard Neely, Jr.	$300,000	—

2017 Annual Bonuses

We use cash bonuses to motivate our NEOs to achieve financial and strategic objectives of immediate importance while making progress towards our longer-term growth and other goals, as well as to recognize superior work performance by our NEOs.  Historically, our annual performance-based cash compensation program has been based on the achievement of selected corporate objectives, individual performance and target bonus amounts assigned to each NEO under our bonus program.  In addition, the compensation committee has retained its discretion to award cash bonuses to those NEOs whose work performance was considered to be superior or of high importance to the long term achievement of our business objectives.

For fiscal year 2017, we developed performance objectives and established the following target bonus opportunities for our NEOs expressed as a percentage of each such executive’s base salary: Mr. Kramer’s target bonus opportunity was 100%, of his base salary, which was an increase from 67% of his base salary for 2016, and Mr. Roeschlein’s target bonus opportunity was 50% of his base salary, which was established in connection with his appointment as our Chief Financial Officer in April 2017.  Dr. McWilliams’ target bonus was 67% of his base salary, and Mr. Neely’s target bonus was 50% of his base salary.  Dr. McWilliams and Mr. Neely were not eligible to receive a bonus in 2017 due to their separation as employees in April 2017.

However, given our unique circumstances in 2017, including the rapidly changing business environment for our company, a significant restructuring with the executive ranks and the difficulty in establishing appropriate corporate objectives during our 2017 transition period, the compensation committee determined that the 2017 bonuses would be established based on a discretionary evaluation of performance that accounted for the performance of the company as well as individual performance and contributions to the company in 2017.  The actual bonuses paid under our 2017 bonus program are set forth above under the “Bonus” column of the Summary Compensation Table.

2017 Long-Term Equity-Based Incentives

We grant long-term equity-based awards in order to reward and encourage long-term corporate performance based on the value of our common stock and, thereby align the interests of our executive officers, including our NEOs, with those of our stockholders. We maintain the 2011 Incentive Award Plan, or the 2011 Plan, to attract and retain the best available personnel for positions of substantial responsibility, to provide equity incentives to our employees, consultants and non-employee directors and to promote the success of our business.

In March 2017, the compensation committee granted Mr. Kramer 300,000 restricted stock units that vest on the attainment of certain financial metrics. In April 2017, the compensation committee granted Mr. Kramer an option to purchase 200,000 shares of common stock vesting monthly over four years, subject to his continued service through each applicable vesting date. The grants were made in recognition of Mr. Kramer’s additional responsibilities following the Company’s March 2017 restructuring.

In February 2017, the compensation committee granted Mr. Neely an option to purchase 250,000 shares of common stock vesting monthly over four years, subject to his continued service through each applicable vesting date.

In June 2017, the compensation committee granted Mr. Roeschlein an option to purchase 250,000 shares of our common stock vesting monthly over four years, subject to his continued service through each applicable vesting date.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding outstanding equity awards held as of December 31, 2017 by our NEOs:

		Option Awards				Stock Awards
		Number of	Number of			Equity Incentive	Equity Incentive
		Securities	Securities			Plan Awards:	Plan Awards:
		Underlying	Underlying	Option		Number of Unearned	Market or Payout Value
		Unexercised	Unexercised	Exercise		Shares, Units or Other	of Unearned Shares,
		Options (#)	Options (#)	Price	Option	Rights that Have Not	Units or Other Rights that Have Not
Name	Grant Date	Exercisable	Unexercisable (1)	($/Share)	Expiration Date	Vested (#) (2)	Vested ($) (3)
Christian F. Kramer	September 5, 2016	333,666	666,667	1.35	September 4, 2026
	March 27, 2017					300,000	411,000
	April 18, 2017	33,333	166,667	0.83	April 17, 2027
Bill Roeschlein	September 1, 2015	58,333	41,667	2.04	August 30, 2025
	September 21, 2016	16,875	37,125	0.99	September 20, 2026
	June 11, 2017	31,250	218,750	0.90	June 10, 2027
Bruce M. McWilliams	February 25, 2009	30,000		2.00	February 24, 2019
	May 30, 2012	10,000		6.62	May 29, 2022
	May 29, 2013	10,000		8.21	May 28, 2023
	May 28, 2014	10,000		2.59	May 27, 2024
	June 13, 2014	75,000		2.29	June 12, 2024
	October 12, 2014	1,484,375	390,625	2.25	October 11, 2024
	September 28, 2016					200,000	274,000

(1)	The stock options vest as follows:
•

The stock option granted on April 18, 2017 to Mr. Kramer vests in equal monthly installments over four years, subject to his continued service to us through the applicable vesting date. The stock option granted on September 5, 2016 to Mr. Kramer vests with respect to 25% of the shares on the first anniversary of the grant date, and with respect to 1/48th of the shares on each monthly anniversary of the grant date thereafter, subject to his continued service to us through the applicable vesting date.

•

The stock options granted to Mr. Roeschlein on September 21, 2016 and June 11, 2017 vest in equal monthly installments over four years, subject to his continued service to us through the applicable vesting date. The stock option granted to Mr. Roeschlein on September 1, 2015 vests with respect to 25% of the shares on the first anniversary of the grant date, and with respect to 1/48th of the shares on each monthly anniversary of the grant date thereafter, subject to his continued service to us through the applicable vesting date.

•

The stock option granted to Dr. McWilliams on October 12, 2014, vests in equal monthly installments over the four years following October 12, 2014, subject to his continued service to us through the applicable vesting date.

(2)

The restricted stock units granted on March 27, 2017 to Mr. Kramer vest upon the attainment of certain performance metrics. The restricted stock units granted on September 28, 2016 to Dr. McWilliams vest upon the earlier attainment of certain performance metrics or four years, subject to his continued service to us through the applicable vesting date.

(3)	Calculated based on the closing trading price of our common stock on December 29, 2017 ($1.37).

Termination or Change in Control Arrangements

Change in Control Severance Agreements

We have entered into change in control severance agreements (the “CIC Severance Agreements”) with each of Messrs. Kramer and Roeschlein.  Under the terms of these agreements, each of these NEOs would be entitled to the payments and benefits described below upon a qualifying termination of employment.

Change in Control and Involuntary Termination

If either Messrs. Kramer’s or Roeschlein’s employment is terminated by us other than for “cause” or by them for “good reason” (each as defined in the CIC Severance Agreement) on or within the one-month period preceding, or the one-year period following, a “change in control” (as defined in the CIC Severance Agreement), then in addition to any accrued but unpaid salary, bonus, vacation and expense reimbursement, they will be entitled to:

•	accelerated vesting of all equity compensation then held by them (to the extent then unvested);
•	a lump sum payment equal to, in the case of Mr. Kramer, 18 months of base salary and target annual bonus, and in the case of Mr. Roeschlein, 12 months of base salary and target annual bonus; and
•

company-paid premiums for COBRA continuation coverage for, in the case of Mr. Kramer, up to 18 months after the date of termination, and in the case of Mr. Roeschlein, up to 12 months after the date of termination.

Involuntary Termination

If Messrs. Kramer or Roeschlein’s employment is terminated by us other than for “cause” or by them for “good reason” at any time other than the period beginning one month preceding and ending one year following a “change in control,” then in addition to any accrued but unpaid salary, bonus, vacation and expense reimbursement, they will be entitled to:

•	a lump sum payment equal to, in the case of Mr. Kramer, 12 months of base salary, and in the case of Mr. Roeschlein, six months of base salary; and
•

company-paid premiums for COBRA continuation coverage for, in the case of Mr. Kramer, up to 12 months after the date of termination, and in the case of Mr. Roeschlein, up to six months after the date of termination.

Messrs. Kramer and Roeschlein’s right to receive the severance payments described above is subject to continued compliance with certain restrictive covenants and the applicable executive’s delivery of an effective general release of claims in favor of the company.

Separation Agreements with Dr. McWilliams and Mr. Neely

On April 3, 2017, Dr. McWilliams resigned as our Executive Chairman and transitioned to serve as our non-executive chairman of the board of directors.  In connection with his resignation, in exchange for a general release of claims against us and our affiliates, we entered into a separation agreement pursuant to which we paid Dr. McWilliams a lump sum cash payment of $150,000, which represented three months of his base salary, and provided him with company-paid premiums for COBRA continuation coverage for up to 12 months after the date of his resignation.

In addition, in connection with the transition, on April 10, 2017, Dr. McWilliams entered into a consulting agreement with the Company, pursuant to which he received $10,000 per month of his service of at least 64 hours per calendar quarter (not to exceed 32 hours per month unless otherwise agreed to between the parties) at the Company’s request to assist with the transition and various priority initiatives of the Company.  The consulting agreement was terminated on on September 4, 2017.  Dr. McWilliams did not receive any compensation for his services as non-executive Chairman during his service as a consultant to the Company. Dr. McWilliams’ equity awards continue to vest in accordance with their original vesting schedules since he continues to provide services to us as a non-employee member of our board of directors.

On April 3, 2017, Mr. Neely retired and transitioned to work as a consultant to assist us with the transition of his duties.  In connection with his retirement, in exchange for a general release of claims against us and our affiliates, we entered into a separation agreement pursuant to which we paid Mr. Neely a lump sum cash payment of $150,000, which represented six months of his base salary, and provided with him with company-paid premiums for COBRA continuation coverage for up to six months after the date of his retirement. Pursuant to the terms of his consulting arrangement, Mr. Neely also received $12,000 per month for three months of consulting services following his retirement and an additional six months of COBRA continuation coverage.

Limitation of Liability and Indemnification

Our amended and restated certificate of incorporation and amended and restated bylaws provide that we indemnify our directors, officers, employees and agents to the fullest extent permitted by the Delaware General Corporation Law, which prohibits our amended and restated certificate of incorporation from limiting the liability of our directors for the following:

•	any breach of the director's duty of loyalty to us or to our stockholders;
•	acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;
•	unlawful payment of dividends or unlawful stock repurchases or redemptions; and
•	any transaction from which the director derived an improper personal benefit.

If Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law, as so amended. Our amended and restated certificate of incorporation does not eliminate a director's duty of care and, in appropriate circumstances, equitable remedies, such as injunctive or other forms of non-monetary relief, remain available under Delaware law. This provision also does not affect a director's responsibilities under any other laws, such as the federal securities laws or other state or federal laws. Under our amended and restated bylaws, we are also empowered to enter into indemnification agreements with our directors, officers, employees and other agents and to purchase insurance on behalf of any person whom we are required or permitted to indemnify.

In addition to the indemnification required in our amended and restated certificate of incorporation and amended and restated bylaws, we have entered into indemnification agreements with each of our current directors, officers and certain employees. These agreements provide for the indemnification of our directors, officers and certain employees for all reasonable expenses and liabilities incurred in connection with any action or proceeding brought against them by reason of the fact that they are or were our agents. We believe that these provisions in our amended and restated certificate of incorporation and amended and restated bylaws and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. Furthermore, we have obtained director and officer liability insurance to cover liabilities our directors and officers may incur in connection with their services to us. This description of the indemnification provisions of our amended and restated certificate of incorporation, our amended and restated bylaws and our indemnification agreements is qualified in its entirety by reference to these documents, each of which is referenced as an exhibit to our Annual Report on Form 10-K filed with the SEC on March 2, 2018.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder's investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

Rule 10b5-1 Sales Plans

Historically, certain of our directors and executive officers have adopted written plans, known as Rule 10b5-1 Sales Plans, pursuant to which they have contracted with a broker to sell shares of our common stock on a periodic, non-discretionary basis. Under a Rule 10b5-1 Sales Plan, a broker executes trades pursuant to parameters established by the director or officer at the time he enters into the plan, but after establishing the plan the director or officer cannot provide any additional direction to the broker. The director or officer may amend or terminate the plan in limited circumstances. Our directors and executive officers may adopt additional Rule 10b5-1 Sales Plans in the future, and they may also buy or sell shares of our common stock outside of a Rule 10b5-1 Sales Plan when they are not in possession of material, nonpublic information.

Equity Compensation Plan Information

The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2017:

	Number of				Number of
	Securities to be		Weighted-		Securities
	Issued upon		average		Remaining
	Exercise of		Exercise		Available
	Outstanding		Price of		for Future
	Options and		Outstanding		Issuance
	Vesting of		Options and		under Equity
	Restricted		Restricted		Compensation
Plan Category	Stock Units		Stock Units		Plans (1)
Equity compensation plans approved by security holders (2)	8,408,235	(3)	$1.72	(4)	8,780,322
Equity compensation plans not approved by security holders	—		—		—
Total	8,408,235		$		8,780,322

(1)	Excludes securities to be issued upon the exercise of outstanding options, warrants and rights.
(2)

Consists of the Intermolecular, Inc. 2011 Incentive Award Plan and the Intermolecular, Inc. 2004 Equity Incentive Plan (Amended and Restated September 5, 2007). We terminated the 2004 Plan on October 26, 2011 in connection with the adoption of the 2011 Plan. No new awards may be granted under the 2004 Plan following its termination, but awards outstanding at the time of termination remain outstanding in accordance with their terms.

(3)	Excludes 5,000 shares that may be issued under restricted stock awards at December 31, 2017.
(4)	Excludes 519,015 shares that may be issued under restricted stock unit awards.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS AND

CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of the March 29, 2018 (the record date), the total number of shares owned beneficially by each of our directors and NEOs, individually, all of our directors and executive officers as a group, and the present owners of 5% or more of our total outstanding shares.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Percentage
5% Stockholders
Raging Capital Management, LLC (1)	14,731,351	29.7%
Entities affiliated with Redpoint Ventures (2)	7,595,039	15.3%
Neil S. Subin (3)	5,178,314	10.4%
U.S. Venture Partners (4)	4,280,779	8.6%
Entities affiliated with Presidio Partners 2014, L.P.(5)	3,434,673	6.9%
Directors and Named Executive Officers
Bruce M. McWilliams (6)	2,152,217	4.3%
Christian F. Kramer	501,041	1.0%
Bill Roeschlein (7)	152,291	*
Marvin D. Burkett (8)	117,500	*
Irwin Federman (9)	4,841,676	9.8%
Matthew S. Furnas (10)	14,731,351	29.7%
George M. Scalise (11)	265,000	*
Adam Scheer	—	*
Jonathan B. Schultz	—	*
Kenneth H. Traub (12)	14,793,851	29.8%
Wilbert van den Hoek (13)	—	*
C. Richard Neely, Jr. (14)	—	*
All of our directors and executive officers as a group (12 persons) (15)	22,823,576	46.0%

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In addition, these rules provide that an individual or entity beneficially owns any shares issuable upon the exercise of stock options or warrants held by such person or entity that were exercisable on March 29, 2018 or within 60 days after March 29, 2018; and any reference in the footnotes to this table to stock options or warrants refers only to such options or warrants. In computing the percentage ownership of each individual and entity, the number of outstanding shares of common stock includes, in addition to the shares outstanding as of March 29, 2018, any shares subject to options or warrants held by that individual or entity that were exercisable on or within 60 days after March 29, 2018. These shares are not considered outstanding, however, for the purpose of computing the percentage ownership of any other stockholder. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable. Unless otherwise noted below, the address of each beneficial owner listed on the table is c/o Intermolecular, Inc., 3011 N. First Street, San Jose, California 95134.

*	Represents a beneficial ownership of less than 1%.
(1)

Based upon a Schedule 13D/A filed with the SEC on March 30, 2017.  Consists of 14,731,351 shares held by Raging Capital Master Fund, Ltd., a Cayman Islands exempted company (Raging Master). Raging Capital Management, LLC, a Delaware limited liability company (Raging Capital), is the investment manager for Raging Master. William C. Martin is the chairman, chief investment officer and managing member of Raging Capital. By virtue of these relationships, each of Raging Capital and William C. Martin may be deemed to share voting and dispositive power over the shares held by Raging Master. The principal business address of each of Raging Capital and William C. Martin is Ten Princeton Avenue, PO Box 228, Rocky Hill, New Jersey

08553. The principal business address of Raging Master is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY 1-9007, Cayman Islands.
(2)

Based upon a Schedule 13G filed with the SEC on February 13, 2012.  Consists of: (i) 7,423,391 shares held by Redpoint Ventures II, L.P. (RV II), and (ii) 171,648 shares held by Redpoint Associates II, LLC (RA II). Redpoint Ventures II, LLC (RV II LLC), a Delaware limited liability company, is the sole general partner of RV II. Voting and dispositive decisions with respect to shares held by RV II and RA II are shared by Jeffery D. Brody, R. Thomas Dyal, Timothy M. Haley, G. Bradford Jones, John L. Walecka and Geoffrey Y. Yang in their capacities as managing members of each of RV II and RA II. Each disclaims beneficial ownership of the shares held by these entities, except to the extent of any pecuniary interest therein. The address of each of the entities affiliated with Redpoint Ventures is 3000 Sand Hill Road, Building Two, Suite 290, Menlo Park, California 94025.

(3)

Based upon a Schedule 13G filed with the SEC on January 23, 2018.  Mr. Subin is President and Manager of MILFAM LLC, which serves as manager, general partner, or investment advisor of a number of entities formerly managed or advised by the late Lloyd I. Miller, III. The address of Mr. Subin is 3300 South Dixie Highway, Suite 1-365, West Palm Beach, Florida 33405.

(4)

Based upon a Schedule 13G/A filed with the SEC on January 31, 2018.  Consists of 4,280,779 shares held by U.S. Venture Partners IX, L.P. (USVP IX).  Presidio Management Group IX, LLC (PMG IX) is the general partner of USVP IX.  Each of Irwin Federman, Steven M. Krausz, David E. Liddle, Paul Matteucci, Jonathan D. Root, Casey M. Tansey and Philip M. Young are the managing members of PMG IX and may be deemed to shared voting and dispositive power over the shares held by USVP IX.  Such persons disclaim beneficial ownership of the shares held by USVP IX, except to the extent of any pecuniary interest therein. The address of U.S. Venture Partners is 1460 El Camino Real, Suite 100, Menlo Park, California 94025.

(5)

Based upon a Schedule 13G/A filed with the SEC on February 12, 2018.  Consists of 3,434,673 shares held by Presidio Partners 2014, L.P. (Presidio LP).  Presidio Partners 2014 GP, LLC (Presidio GP) is the sole General Partner of Presidio LP.   As the sole General Partner of Presidio LP, Presidio GP may be deemed to beneficially own the shares and may be deemed to share voting and dispositive power over these shares.  Peter Gajdos, David J. Collier, Faysal A. Sohail and James F. Watson are each a Manager of Presidio GP  and, as such, may be deemed to beneficially own the shares and may be deemed to share voting and dispositive power over these shares.  The address of each of the entities affiliated with Presidio L.P. is One Letterman Drive, Building C, Suite CM500, San Francisco, California 94129.

(6)

Consists of: (i) 102,217 shares held by Bruce McWilliams Living Trust UA dated 09/24/2013, (ii) 40,000 shares held by Dr. McWilliams, and (iii) 2,010,000 shares that may be acquired pursuant to the exercise of stock options within 60 days of March 29, 2018.

(7)	Mr. Roeschlein was appointed Chief Financial Officer on April 3, 2017. Consists of 152,291 shares that may be acquired pursuant to the exercise of stock options within 60 days of March 29, 2018.
(8)	Consists of 117,500 shares that may be acquired pursuant to the exercise of stock options within 60 days of March 29, 2018.
(9)

Consists of the shares described in Note (4) above.  Mr. Federman disclaims beneficial ownership of the shares held by the entities affiliated with U.S. Ventures as described in Note (4) above, except to the extent of his pecuniary interest therein.  Also includes 455,897 shares held by Mr. Federman and 105,000 shares that may be acquired pursuant to the exercise of stock options within 60 days of March 29, 2018.

(10)	Consists of the shares described in Note (1) above. Mr. Furnas disclaims beneficial ownership of the shares held by the entities affiliated with Raging Capital as described in Note (1) above.
(11)

Consists of: (i) 160,000 shares held by George M. Scalise and Dorothea Scalise TR Family Trust UA 12/28/88, and (ii) 105,000 shares that may be acquired pursuant to the exercise of stock options within 60 days of March 29, 2018.

(12)

Consists of the shares described in Note (1) above.  Mr. Traub disclaims beneficial ownership of the shares held by the entities affiliated with Raging Capital as described in Note (1) above. Also includes 62,500 shares that may be acquired pursuant to the exercise of stock options within 60 days of March 29, 2018.

(13)	Mr. van den Hoek resigned from the board on February 23, 2017.
(14)	Mr. Neely’s employment ended with us on April 3, 2017.
(15)

Consists of: (i) 19,770,244 shares held by entities affiliated with certain of our directors and executive officers, and (ii) 3,053,332 shares that may be acquired pursuant to the exercise of stock options within 60 days of March 29, 2018.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and any person or entity who owns more than 10% of a registered class of our common stock or other equity securities, to file with the SEC certain reports of ownership and changes in ownership of our securities. Executive officers, directors and stockholders who hold more than 10% of our outstanding common stock are required by the SEC to furnish us with copies of all required forms filed under Section 16(a). We prepare Section 16(a) forms on behalf of our executive officers and directors based on the information provided by them.

Based solely on review of this information and written representations by our executive officers and directors, we believe that, during 2017, all forms required by Section 16(a) of the Exchange Act were filed on a timely basis, other than a Form 3 for Mr. Roeschlein, which was filed later than required.

***

The board of directors hopes that stockholders will attend the meeting. Whether or not you plan to attend, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope. A prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated.

By Order of the Board of Directors,

/s/ Bruce M. McWilliams

BRUCE M. MCWILLIAMS

Chairman

April 10, 2018

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 1 OF 2

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

	For All	Withhold All	For All Except
1. Election of Directors	O	O	O

____

Nominees

01 Marvin D. Burkett   02 Christian F. Kramer   03 Jonathan B. Schultz

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 year	2 years	3 years	Abstain
3. To approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers.	O	O	O	O

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX]   Date   JOB #   Signature (Joint Owners)   Date

SHARES
CUSIP #
SEQUENCE #

0000369280_1 R1.0.1.17

02 0000000000

Intermolecular, Inc. 3011 N. First Street San Jose, CA 95134 Investor Address Line 1 2 3 4 5 John Sample 1234 Anywhere Street Any City, ON A1A 1A1 Vote by internet - www.proxyvote.com Use the internet to transmit your voting instructions and for electronic delivery of information.  Vote by 11:59 P.M. ET on 05/23/2018 for shares held directly and by 11:59 P.M. ET on 05/21/2018 for shares held in a Plan.  Have your proxy card in hand when you access the web site and follow the nstructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of future proxy materials If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statememnts, proxy cards and annual reports electronically via e-mail or the internet.  To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.  VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions.  Vote by 11:59 P.M. ET on 05/23/2018 for shares held directly and by 11:59 P.M. ET on 05/21/201/ for shares held in a plan.  Have your proxy card in hand when you call and then follow the instructions.  Vote by mail mark, sign, and date your proxy card and return it in the postage paid envelope we have provided or return it to vote processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS  DETACH AND RETURN THIS PORTION ONLY  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date  To withhold authority to vote for any  individual nominee(s), mark “For All  Except” and write the number(s) of the  nominee(s) on the line below.  0 0 0  0 0 0  0 0 0  0000322908_1 R1.0.1.15  For Withhold For All  All All Except  The Board of Directors recommends you vote FOR  the following:  1. Election of Directors  Nominees  01 Bruce M. McWilliams 02 George M. Scalise 03 Matthew Furnas  INTERMOLECULAR, INC.  3011 N. FIRST STREET  SAN JOSE, CA 95134  VOTE BY INTERNET - www.proxyvote.com  Use the Internet to transmit your voting instructions and for electronic delivery of  information up until 11:59 P.M. Eastern Time the day before the cut-off date or  meeting date. Have your proxy card in hand when you access the web site and  follow the instructions to obtain your records and to create an electronic voting  instruction form.  ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS  If you would like to reduce the costs incurred by our company in mailing proxy  materials, you can consent to receiving all future proxy statements, proxy cards  and annual reports electronically via e-mail or the Internet. To sign up for  electronic delivery, please follow the instructions above to vote using the Internet  and, when prompted, indicate that you agree to receive or access proxy materials  electronically in future years.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions up until 11:59  P.M. Eastern Time the day before the cut-off date or meeting date. Have your  proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid envelope we  have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,  Edgewood, NY 11717.  The Board of Directors recommends you vote FOR the following proposals: For Against Abstain  2. To approve, on a non-binding, advisory basis, the compensation of our named executive officers, as described  in our proxy statement relating to our 2017 Annual Meeting of Stockholders.  3. To ratify the appointment of Armanino LLP as our independent registered public accounting firm for the year  ending December 31, 2017.  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Please sign exactly as your name(s) appear(s) hereon. When signing as  attorney, executor, administrator, or other fiduciary, please give full  title as such. Joint owners should each sign personally. All holders must  sign. If a corporation or partnership, please sign in full corporate or  partnership name, by authorized officer.

S CUSIP # SEQUENCE # 02 0000000000 0000284760_1 R1.0.125

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com  INTERMOLECULAR, INC. Annual Meeting of Stockholders  May 16, 2017 9:00 AM  This proxy is solicited by the Board of Directors  The stockholder(s) hereby appoint(s) Chris Kramer and Bill Roeschle in, or either of them, as proxies, each with  the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of INTERMOLECULAR, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 9:00 AM, PDT on May 16, 2017, at the offices of Latham & Watkins LLP, 140 Scott Drive, Menlo Park, CA 94025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side